Exhibit 99.1
Niagen Bioscience Acquires Core Nicotinamide Riboside (NR) Patent Portfolio from Queen’s University Belfast

This acquisition establishes Niagen Bioscience as the sole owner of the most comprehensive and defensible intellectual property portfolio in the NAD+ industry
LOS ANGELES – December 22, 2025 – Niagen Bioscience, Inc. (NASDAQ: NAGE), the global authority on NAD+ (nicotinamide adenine dinucleotide) with a focus on the science of healthy aging, today announced that it has acquired a comprehensive portfolio of existing patents covering nicotinamide riboside (NR) and its salt forms from Queen’s University Belfast (QUB), further strengthening the Company’s long-standing leadership and ownership position in NAD+ precursor intellectual property.
The acquired portfolio comprises the core body of patents underpinning the production, composition, and commercial use of NR, encompassing foundational composition-of-matter patents covering crystal morphologies, methods of making NR and other NAD+ precursors, and global patent rights spanning multiple jurisdictions. Prior to this transaction, Niagen Bioscience held exclusive rights to these patents through long-standing licensing and joint ownership arrangements with QUB. With this acquisition, Niagen Bioscience now becomes the sole owner of this critical IP portfolio.
“This transaction consolidates the most important intellectual property underlying our NR business into Niagen Bioscience outright,” said Rob Fried, Chief Executive Officer of Niagen Bioscience. “Composition of matter patents are the strongest form of IP protection, and owning this portfolio further protects Niagen Bioscience shareholders against infringers of all known forms of the greatest precursor to NAD, NR.”
The acquired patents include those previously disclosed by the Company in March 2025, including U.S. Patent No. 12,252,506, which covers the composition of matter for multiple NR salt forms—such as NR Malate and NR Tartrate—as well as other NR derivatives. Composition-of-matter patents are widely regarded as the strongest form of intellectual property protection because they cover the patented molecule itself and its defined forms, regardless of specific manufacturing pathways or methods of use.
With the acquisition of this portfolio, Niagen Bioscience gains enhanced financial, strategic and operational flexibility, including greater control over the molecules it advances across current and future applications, including the ones that the Company plans to use for pharmaceutical applications. This also represents increased optionality in how the intellectual property is developed, partnered, or licensed. The Company’s intellectual property estate includes more than 90 issued and pending patents worldwide across NR and other NAD+ precursors, including over 50 issued and pending patents focused solely on NR, reflecting decades of leadership in NAD+ science and innovation.
Niagen Bioscience continuously evaluates next-generation NAD+ precursors while maintaining the category's most robust and defensible IP position.
For additional information on the IP and clinical research behind Niagen, visit www.niagenbioscience.com.
About Niagen Bioscience:
Niagen Bioscience, Inc. (NASDAQ: NAGE), formerly ChromaDex Corp., is the global leader in NAD+ (nicotinamide adenine dinucleotide) science and healthy-aging research. As a trusted pioneer of NAD+ discoveries, Niagen Bioscience™ is dedicated to advancing healthspan through precision science and innovative NAD+-boosting solutions.
The Niagen Bioscience team, composed of world-renowned scientists, works with independent investigators from esteemed universities and research institutions around the globe to uncover the full potential of NAD+. A vital coenzyme found in every cell of the human body, NAD+ declines with age and exposure to everyday lifestyle stressors. NAD+ depletion is a key contributor to age-related changes in health and vitality.
Distinguished by state-of-the-art laboratories, rigorous scientific and quality protocols, and collaborations with leading research institutions worldwide, Niagen Bioscience sets the gold standard for research, quality, and innovation. There’s a better way to age.
At the heart of its clinically proven product portfolio is Niagen® (patented nicotinamide riboside, or NR), the most efficient, well-researched, high-quality, and legal NAD+ booster available. Niagen powers the Company’s consumer supplement, Tru Niagen®, the number one NAD+ boosting oral supplement in the United States† (available at www.truniagen.com), and Niagen Plus™, featuring pharmaceutical-grade intravenous (IV) and injectable Niagen products (www.niagenplus.com). Pharmaceutical-grade Niagen IV and injections are compounded and distributed by U.S. FDA-registered 503B outsourcing facilities and are available exclusively at clinics with a prescription.
Niagen Bioscience’s robust patent portfolio protects NR and other NAD+ precursors. Niagen Bioscience maintains a website at www.niagenbioscience.com, where copies of press releases, news, and financial information are regularly published.
†Based on the top-selling dietary supplement brands by revenue per the largest U.S. e-commerce marketplace (as of 1/1/2024 - 12/31/2024).
Forward Looking Statements:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects,” “anticipates,” “intends” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of such terms or other similar expressions.
Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those described. These risks and uncertainties include, but are not limited to, inflationary conditions and adverse economic conditions; our history of operating losses; the growth and profitability of our product sales; our ability to maintain and grow sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; including unanticipated developments in and risks related to the Company’s ability to secure adequate quantities of pharmaceutical-grade Niagen in a timely manner; the Company’s ability to obtain appropriate contracts and arrangements with U.S. FDA-registered 503B outsourcing facilities required to compound and distribute pharmaceutical-grade Niagen to clinics; the Company’s ability to remain on the U.S. FDA Bulk Drug Substances Nominated for Use in Compounding Under Section 503B of the Federal Food, Drug, and Cosmetic Act Category 1 list; the Company’s ability to maintain and enforce the Company’s existing intellectual property and obtain new patents; whether the potential benefits of NRC can be further supported; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the ability to enroll sufficient numbers of subjects in clinical trials; determinations made by the FDA and other governmental authorities, including with respect to products seeking to compete in our market; economic and market instability, including as a result of tariffs or trade conflicts; and the risks and uncertainties associated with our business and financial condition in general, described in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the SEC.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and actual results may differ materially from those suggested by these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and Niagen Bioscience undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof.

Niagen Bioscience Media Contact:
Kendall Knysch, Senior Director of Media Relations & Partnerships
310.405.5227
kendall.knysch@niagenbio.com

Niagen Bioscience Investor Relations Contact:
Valter Pinto, Managing Director
KCSA Strategic Communications
212.896.1254
Niagen@kcsa.com